VOYAGEUR MUTUAL FUNDS III

DELAWARE CORE EQUITY FUND

Supplement to the Fund's Prospectuses dated July 30, 2001

The discussion of the Fund's investment policies under "What are the Fund's main investment strategies?" and "How we manage the Fund" is amended to include the following language and the discussion concerning how we use common stocks under "The securities that we typically invest in" is replaced with the following language:

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any such change.

This Supplement is dated May 1, 2002.